UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 30, 2005

SHOPKO STORES, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-10876	41-0985054
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

700 Pilgrim Way

Green Bay, Wisconsin 54304

(Address of principal executive offices)

Registrant’s telephone number, including area code: (920) 429-2211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

On September 30, 2005, ShopKo Stores, Inc. (the “Company”) received an unsolicited non-binding proposal from Sun Capital Partners Group IV, Inc., Developers Diversified Realty Corporation, Lubert-Adler Partners and Elliott Management Corporation (the “Third Party Group”).  The non-binding proposal contemplates the acquisition of the Company for $26.50 per share, states that it is not subject to any financing contingency and states that the Third Party Group would discharge the Company’s obligation to pay a breakup fee to Badger Retail Holding, Inc. (“Badger Retail”), an affiliate of Goldner Hawn Johnson & Morrison Incorporated (“GHJM”), upon the execution of a definitive merger agreement.  The special committee of the Company’s Board of Directors has determined that the proposal could reasonably be expected to result in a “Superior Proposal” under the merger agreement with Badger Retail.  The special committee has entered into a confidentiality agreement and expects to provide information and conduct negotiations with the Third Party Group.

The Third Party Group’s proposal states that it anticipates completing “confirmatory due diligence within 21 days” and that it is “prepared to sign a definitive acquisition agreement in substantially the same form as” the merger agreement with Badger Retail.  There can be no assurance, however, that the Third Party Group will make a binding proposal or, if they do, that the Company will enter into a definitive agreement with the Third Party Group.  The special committee continues to recommend the existing $25.50 per share transaction with Badger Retail and the special meeting of shareholders to vote on the merger agreement with Badger Retail remains scheduled to be reconvened for the purpose of voting on the Merger Agreement on October 17, 2005.

A copy of the proposal from the Third Party Group is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The special committee of the board of directors of the Company received a letter from GHJM indicating GHJM’s disagreement with the special committee’s determination that the non-binding proposal from the Third Party Group could reasonably be expected to result in a “Superior Proposal” under the merger agreement with Badger Retail.  A copy of the letter from GHJM is attached hereto as Exhibit 99.2 and incorporated herein by reference.

On October 3, 2005, the Company issued a press release with respect to the events described above, which is attached hereto as Exhibit 99.3 and incorporated herein by reference.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

Statements herein, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.  All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements.  For example, the unsolicited non-binding proposal may not result in a definitive agreement for an alternative transaction.  Moreover, the Company may not be able to complete the proposed merger with Badger Retail on the terms provided in the merger agreement with Badger Retail or other acceptable terms or at all because of a number of factors, including the failure to obtain shareholder approval, the failure to obtain financing to consummate the merger or the failure to satisfy the other closing conditions.  Additional factors that may affect the business or financial results of the Company, are described in the Company’s filings with the SEC, including the Company’s annual report on Form 10-K for the fiscal year ended January 29, 2005, as amended.

ADDITIONAL INFORMATION

In connection with the Company’s solicitation of proxies with respect to the special meeting of shareholders called in connection with the proposed merger with Badger Retail, the Company has filed with the SEC, and furnished to shareholders of the Company, a definitive proxy statement and a proxy supplement dated September 19, 2005, and the Company intends to file with the SEC and distribute to shareholders a second supplement to the definitive proxy statement in the near future.  The second supplement to the definitive proxy statement is being prepared in connection with the second amendment to the merger agreement entered into by the Company and Badger Retail on September 29, 2005.  SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT DISTRIBUTED TO SHAREHOLDERS, THE PROXY SUPPLEMENT DATED SEPTEMBER 19, 2005 AND, WHEN AVAILABLE, THE SECOND PROXY SUPPLEMENT, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION.  Shareholders are able to obtain a free-of-charge copy of the definitive proxy statement, the proxy supplement dated September 19, 2005, and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov.

Shareholders are also able to obtain a free-of-charge copy of the definitive proxy statement, the proxy supplement dated September 19, 2005, and other relevant documents filed with the SEC by directing a request by mail or telephone to ShopKo Stores, Inc., P.O. Box 19060, Green Bay, WI 54307, Attention: Corporate Secretary, Telephone: 920-429-2211, or from the Company’s website at http://www.shopko.com.

The Company and certain of its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from shareholders of the Company in favor of the proposed merger with Badger Retail.  Information regarding the persons who may be considered “participants” in the solicitation of proxies, including their beneficial ownership of the Company common stock as of August 1, 2005, is set forth in the definitive proxy statement as filed with the SEC.  Information regarding certain of these persons and their beneficial ownership of Company common stock as of April 30, 2005 is also set forth in the Company’s annual report on Form 10-K for the fiscal year ended January 29, 2005, as amended.

Item 9.01

Exhibits

(c) Exhibits

Exhibit No.	Exhibit Description

99.1	Proposal letter dated September 30, 2005

99.2	Letter from Goldner Hawn Johnson & Morrison Incorporated dated October 2, 2005

99.3	Press release dated October 3, 2005

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHOPKO STORES, INC.

Date:  October 3, 2005

/s/ Steven R. Andrews

Steven R. Andrews

Senior Vice President

Law and Human Resources

Exhibit Index

Exhibit No.	Exhibit Description

99.1	Proposal letter dated September 30, 2005

99.2	Letter from Goldner Hawn Johnson & Morrison Incorporated dated October 2, 2005

99.3	Press release dated October 3, 2005